Exhibit 10(b)
EXECUTION COPY

AMENDMENT NO. 7
TO THE CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 7 TO THE CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of September 24, 2012, is by and among PPL RECEIVABLES CORPORATION, as Borrower (the “Borrower”), PPL ELECTRIC UTILITIES CORPORATION, as Servicer (the “Servicer”), VICTORY RECEIVABLES CORPORATION (“Victory”), as a Lender, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Liquidity Bank (in such capacity, the “Liquidity Bank”) and as Agent (in such capacity, the “Agent”).  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Agreement (as defined below), including terms and definitions incorporated by reference therein.

WHEREAS, the parties hereto have entered into that certain Credit and Security Agreement, dated as of August 5, 2008 (as amended, supplemented and otherwise modified from time to time and as may be further amended, supplemented and otherwise modified from time to time, the “Agreement”);

WHEREAS, in connection with this Amendment, the parties hereto are entering into a fourth amended and restated Fee Letter, dated as of the date hereof (the “A&R Fee Letter”); and

WHEREAS, the parties hereto desire to amend the Agreement as herein set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to the Agreement.  The Agreement is hereby amended as follows:

(a) Section 10.2 of the Agreement is amended and restated as follows:

Section 10.2    If after the date hereof, any Regulatory Change:  (a) subjects Victory or any Funding Source to any charge or withholding on or with respect to any Funding Agreement or Victory’s or a Funding Source’s obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to Victory or any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of Victory or a Funding Source or taxes excluded by Section 10.1) or (b) imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of Victory or a Funding Source, or credit extended by Victory or a Funding Source pursuant to a Funding Agreement or (c) imposes any other condition, in any case, the result of which is to (i) increase the cost to Victory or a Funding Source of performing its obligations under a Funding Agreement, (ii) reduce the rate of return on Victory’s or a Funding Source’s capital as a consequence of its obligations under a Funding Agreement, (iii) reduce the amount of any sum received or receivable by Victory or a Funding Source under a Funding Agreement, or (iv) require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon demand by the Agent, Borrower shall pay to the Agent, for the benefit of Victory or the relevant Funding Source, as the case may be, such amounts charged to Victory or such Funding Source or such amounts to otherwise compensate Victory or such Funding Source for such increased cost, reduction or payment, as the case may be.

(b) The definition of “Governmental Authority” set forth in Exhibit I of the Agreement is amended and restated as follows:

Governmental Authority means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

(c) The definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is amended by replacing the date “September 24, 2012” where it appears in clause (iii) thereof with the date “September 23, 2013”.

(d) The definition of “Defaulted Receivable” set forth in Exhibit I of the Agreement is amended by replacing the number “91” where it appears therein with the number “120”.

(e) The definition of  “Regulatory Change” set forth in Exhibit I of the Agreement is amended and restated as follows:

Regulatory Change means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

SECTION 2. Representations and Warranties of the Originator.  Each of the Borrower and the Servicer, as to itself, hereby represents and warrants to Victory, the Liquidity Bank and the Agent as follows:

2.1 The representations and warranties of such Person contained in Article V of the Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

2.2 This Amendment and the Agreement (as amended hereby) constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3. Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following:

3.1 counterparts of this Amendment executed by each of the parties hereto;

3.2 counterparts of the A&R Fee Letter executed by each of the parties thereto; and

3.3 payment in full of the renewal fee payable pursuant to the A&R Fee Letter in accordance with the terms thereof.

SECTION 4. Effect of Amendment; Ratification.  Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

SECTION 5. Counterparts; Delivery.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 7. Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PPL RECEIVABLES CORPORATION,
as Borrower

By:
Name:
Title:

PPL ELECTRIC UTILITIES CORPORATION,
as Servicer

By:
Name:
Title:

Amendment No.7 to the Credit
and Security Agreement

VICTORY RECEIVABLES CORPORATION,
as Lender

By:
Name:
Title:

Amendment No.7 to the Credit
and Security Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ.
LTD., NEW YORK BRANCH, as a Liquidity Bank

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ.
LTD., NEW YORK BRANCH, as Agent

By:
Name:
Title:

Amendment No.7 to the Credit
and Security Agreement